Exhibit 4.5

Execution Version

Dated February 17, 2011

21VIANET GROUP, INC.

AMENDMENT NO. 1 TO THE AMENDED AND RESTATED

SHAREHOLDERS’ AGREEMENT DATED JANUARY 14, 2011

This AMENDMENT NO. 1 TO THE AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (this “Amendment No. 1 to SHA”) dated January 14, 2011 is made on February 17, 2011 (the “Effective Date”),

BY AND AMONG

(A)	21VIANET GROUP, INC., a company incorporated under the laws of the Cayman Islands (the “Company”) whose registered office is at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104 Cayman Islands;

(B)	The entities whose names are set out in the column designated “Existing Shareholders” under Part I of Exhibit A (each an “Existing Shareholder” and collectively the “Existing Shareholders”);

(C)	The persons whose names are set out in the column designated “Founders” under Part 2 of Exhibit A (each a “Founder” and collectively the “Founders”);

(D)	Sunrise Corporate Holding Ltd., a company incorporated under the laws of the British Virgin Islands (“Sunrise”) whose registered office is at Kingston Chambers, PO Box 173, Road Town, Tortola, British Virgin Islands;

(E)	The entities named in Part 1 of Exhibit B as the holders of Series A Preferred Shares (collectively, the “Series A Preferred Shareholders”);

(F)	The entities named in Part 2 of Exhibit B as the holders of Series B Preferred Shares (collectively, the “Series B Preferred Shareholders”); and

(G)	The entities named in Part 3 of Exhibit B as the holders of Series C Preferred Shares (collectively, the “Existing Series C Preferred Shareholders”).

(H)	The entities named in Part 4 of Exhibit B as the holder of Series C Preferred Shares (the “New Series C Preferred Shareholder”, together with the Existing Series C Preferred Shareholders, the “Series C Preferred Shareholder”).

The Series A Preferred Shareholders, Series B Preferred Shareholders and Series C Preferred Shareholders are collectively referred to herein as the “Preferred Shareholders” and individually as a “Preferred Shareholder”).

WHEREAS:

(A)	The Company, the Existing Shareholders, the Founders, the Series A Preferred Shareholders, the Series B Preferred Shareholders, and the Existing Series C Preferred Shareholders entered into the Amended and Restated Shareholders Agreement dated January 14, 2011 (the “Shareholders’ Agreement”), in connection with the purchase and sell of Series C Preferred Shares of the Company;

(B)	Pursuant to a written resolutions of the directors of the Company dated December 31, 2010, the Company issued 2,482,609 ordinary shares to Sunrise;

(C)	TOA Capital Corporation (“TOA”) transferred all of its 944,445 Series A1 Preferred Shares and 505,263 Series B1 Preferred Shares to SMC Synapse Partners Limited (“SMCSP”) on January 14, 2011 to the effect that TOA ceased to the shareholder of the Company and SMCSP shall assume all the shareholder’s rights and liabilities with respect to the above transferred Series A1 Preferred and Series B1 Preferred Shares;

(D)	Pursuant to Section 21 (h) of the Shareholders’ Agreement, any term of the Shareholders’ Agreement may be amended and the observance of any term of the Shareholders’ Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the parties hereto;

(E)	The Company, the Existing Shareholders, the Founders, and the Preferred Shareholders entered into the Amendment No. 1 to the Series C Preferred Shares Subscription Agreement on February [ ], 2011 in connection with the purchase of Series C1 Preferred Shares by the New Series C Preferred Shareholders; and

(F)	The Company, the Existing Shareholders, the Founders, the Preferred Shareholders hereto have agreed to amend certain provisions of the Shareholders’ Agreement upon and subject to the terms and conditions set out hereinafter.

NOW, IT IS HEREBY AGREED AS FOLLOWS :

1.	The parties hereby agree to amend the Shareholder Agreement as follows:

1.1	The definition of “Series C2 Preferred Shares” in Section 1(a) shall be deleted in its entirety.

1.2	The definition of “Series C Preferred Shares” in Section 1(a) shall be deleted in its entirety and substituted by the following:

““Series C Preferred Shares” means the Series C1 Preferred Shares.”

1.3	Section 11 shall be deleted in its entirety and substituted by the following:

“11.	DRAG ALONG RIGHTS

(a) Subject to the written approval from (i) Holder(s) of not less than 51% of all outstanding Series A Preferred Shares, 51% of all outstanding Series B Preferred Shares and 51% of all outstanding Series C Preferred Shares, each voting as a separate class , in the event of the Company receiving a bona fide offer to purchase all or substantially all of the assets of the Group or all or substantially all of the outstanding shares of the Company (a “Drag Along Transaction”), each Holder hereby agrees to (i) execute all necessary agreements and take all reasonable actions as may be reasonably required in connection with the Drag Along Transaction or the consummation thereof, (ii) sell any shares held by such Holder in the Drag Along Transaction, and (iii) not exercise any dissenter’s rights of appraisal that such Holder may otherwise be entitled to with respect to such Drag Along Transaction, provided that the consideration for the Drag Along Transaction shall be cash or publicly free tradable securities.”

(b) Notwithstanding Section 11(a), an Investor shall not be required to comply with Section 11(a) above in connection with any proposed Drag Along Transaction unless:

(i) such net proceeds or consideration are to be distributed or paid to the Holders in accordance with the liquidation preference provisions of the Articles;

(ii) the Investor shall receive the same consideration as all other Holders;

(iii) the consideration for the Drag Along Transaction must be all cash or freely-tradable equity securities;

(iv) the only representations, warranties or covenants that an Investor would be required to make are with respect to its ownership of the Company’s securities to be sold by it (including its ability to convey title free and clear of liens, encumbrances or adverse claims and reasonable covenants regarding confidentiality, publicity and similar matters);

(v) the liability of the Investor would be several and not joint with respect to any representation and warranty or covenant made by the Company, and such liability would be limited to the Investor’s pro rata share of an escrow or other holdback of no more than 10% of the consideration payable to all Holders for a period not to exceed twelve (12) months; provided, however, that the foregoing liability limitation need not apply to such Investor’s liability for its own fraud or willful misrepresentation;

(vi) the Investor shall not be required to amend, extend, enter into or terminate any contractual relationship with the Company, the acquirer or their respective affiliates, except for any contract or arrangement which by its own terms provides for an extension, modification or termination upon the consummation of a Drag Along Transaction;

(vii) the Investor shall not be required to agree to any covenant not to compete or covenant not to solicit customers, employees or suppliers of any party to the Drag Along Transaction or other covenant; and

(viii) the Investor shall not be obligated to make any out of pocket expenditure prior to the consummation of the Drag Along Transaction (excluding modest expenditures for postage, copies, etc.), and shall not be obligated to pay any expenses incurred in connection with a consummated Drag Along Transaction, except indirectly to the extent such costs are incurred for the benefit of all of the Company’s shareholders and are paid by the Company or the party to such Drag Along Transaction. Costs incurred by or on behalf of such Investor for its sole benefit will not be considered costs of the transaction hereunder.

In addition, any amendments to or waivers of the drag-along provisions must require each Investor’s consent.

1.4	Section 13 (b) shall be deleted in its entirety and substituted by the following:

“(b) A representative of Sheng Chen, a representative of Asuka DBJ Partners Co., Ltd. and So-net Entertainment Corporation, a representative of IP Cathay One, L.P., a representative of Trinity Ventures IX, L.P., Trinity IX Side-By-Side Fund, L.P. and Trinity IX Entrepreneurs’ Fund, L.P., and a representative of Meritech Capital Partners III L.P. and Meritech Capital Affiliates III L.P., shall be entitled to attend as an observer with no voting rights to all Board meetings of the Company (each an “Observer”), for so long as the abovementioned individual or entities hold, directly or indirectly any Equity Securities. In addition to the foregoing, Cisco Systems, Inc. shall be entitled to appoint a representative to attend as an observer with no voting rights to all Board meetings of the Company (the “Cisco Observer”) pursuant to the terms of Board Observer Letter between the Company and Cisco Systems, Inc. Any additional Observer shall be subject to approval by the Chairman of the Board. The Company shall provide to each Observer (and shall cause each other Group Company to provide to each Observer), concurrently with the members of the Board, notice of each meeting thereof or of any committee thereof, and a copy of all materials provided to such members. All Observers shall be retired on or prior to the consummation of a Qualified IPO or an initial public offering of the Ordinary Shares other than a Qualified IPO approved by the Board in accordance with the provisions of this Agreement (an “IPO”).”

1.5	Section 14(a)(ii)(1) shall be deleted in its entirety and substituted by the following:

“SMC Synapse Partners Limited and its affiliates shall have the rights to appoint one director, who shall initially be Yoshihisa Ueno, so long as SMC Synapse Partners Limited and its affiliates together hold more than 3% of total issued and outstanding shares in the Company;”

1.6	A new Section 14(h) shall be added and shall read in its entirety as follows:

“Waiver. The Company acknowledges that each Preferred Shareholder will likely have, from time to time, information that may be of interest to the Company or any of its subsidiaries (“Information”) regarding a wide variety of matters including, by way of example only, (1) an Preferred Shareholder’s technologies, plans and services, and plans and strategies relating thereto, (2) current and future investments the Preferred Shareholder has made, may make, may consider or may become aware of with respect to other companies and other technologies, products and services, including, without limitation, technologies, products and services that may be competitive with those of the Company or its subsidiaries, and (3) developments with respect to the technologies, products and services, and plans and strategies relating thereto, of other companies, including, without limitation, companies that may be competitive with the Company or any of its subsidiaries. The Company recognizes that a portion of such Information may be of interest to the Company or any of its subsidiaries. Such Information may or may not be known by the Preferred Directors or the Observers. The Company, as a material part of the consideration for entering into the Series C Preferred Shares Subscription Agreement and this Agreement, agrees that neither the Observer nor the Preferred Directors shall have any duty to disclose any Information to the Company or its subsidiaries, or permit the Company or any of its subsidiaries to participate in any projects or investments based on any Information, or to otherwise take advantage of any opportunity that may be of interest to the Company or any of its subsidiaries if it were aware of such Information, and hereby waives, to the extent permitted by law, any claim based on the corporate opportunity doctrine or otherwise that could limit the Investor’s ability to pursue opportunities based on such Information or that would require any Preferred Shareholder, any Preferred Director or any Observer to disclose any such Information to the Company or any of its subsidiaries or offer any opportunity relating thereto to the Company or any of its subsidiaries. The Existing Shareholders, the Founders and the Company hereby irrevocably agree that the Preferred Directors and Observers are nominees of the Preferred Shareholder who appoints him and that the Preferred Directors and Observers shall be entitled to, and the Preferred Shareholder who nominates him can require him to, report all matters concerning the Company and its Subsidiaries, including but not limited to, matters discussed at any meeting of the Board, and that the Preferred Directors and Observers may take advice and obtain instructions from his/her nominating Preferred Shareholder; provided that nothing herein shall relieve the nominating Preferred Shareholder of its confidentiality obligations herein and in the Series C Preferred Shares Subscription Agreement.”

1.7	A new Section 20(p) shall be added to the Shareholders’ Agreement to be read in its entirety as follows:

“20 (p) Conflict with Articles.

In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the Articles or other constitutional documents, the terms of this Agreement shall prevail as between the shareholders of the Company only. The Preferred Shareholders and the holders of the Common Stock of the Company shall, notwithstanding the conflict or inconsistency, act so as to effect the intent of this Agreement to the greatest extent possible under the circumstances and shall promptly amend the conflicting constitutional documents to conform to this Agreement to the greatest extent possible.”

1.8	The following exhibit to the Shareholders’ Agreement shall be deleted in their entirety and substituted by the exhibits as attached hereto:

Exhibit B - List of Preferred Shareholders

Exhibit C - Shareholdings as of the date of this Agreement

2.	The amendments contained in this Amendment No. 1 to SHA shall take effect from the Effective Date. Save as expressly amended pursuant to this Amendment No. 1 to SHA, all terms and conditions of the Shareholders Agreement shall remain unchanged and shall continue in full force and effect.

3.	The following provisions in the Agreement, namely, “Notice” (Section 21(d)) “Counterparts” (Section 21(m)) and “Governing Law” (Section 21(k)) shall apply, mutatis mutandis, to this Amendment No. 1 to SHA.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

21VIANET GROUP, INC.
The offices of Maples Corporate Services Limited, PO Box 309, Ugland House
Grand Cayman, KY1-1104 Cayman Islands

By:	/s/ Sheng Chen
Name: Sheng Chen
Title: Chairman and Chief Execution Officer

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

SHENG CHEN
c/o B28C, UBP, 10 Jiuxianqiao Road
Chaoyang District, 100016 China
Fax : 86-10-8456-4234

/s/ Sheng Chen

JUN ZHANG c/o B28C, UBP, 10 Jiuxianqiao Road
Chaoyang District, 100016 China
Fax: 86-10-8456-4234

/s/ Jun Zhang

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Purple Communications Limited
The offices of Maples Corporate Services Limited
P. O. Box 309, Ugland House
Grand Cayman, KY1-1104 Cayman Islands
Fax: 1-408-970-3316

By:	/s/ Sherman Tuan
Name: Sherman Tuan
Title: Director

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

U-MEDIA Holdings Inc.
P. O. Box 957, Offshore Incorporations Centre, Road Town, Tortola
British Virgin Islands
Fax: 852-2537-6006

By:	/s/ U-MEDIA Holdings Inc.
Name:
Title:

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Smartpay Company Limited
Omar Hodge Building, Wickhams Cay I
P. O. Box 362, Road Town
Tortola, British Virgin Islands
Fax: 852-8107-0606

By:	/s/ Smartpay Company Limited
Name:
Title:

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Fast Horse Technology Limited
P. O. Box 957, Offshore Incorporations Centre, Road Town, Tortola
British Virgin Islands
Fax: 86-10-8456-4234

By:	/s/ Sheng Chen
Name: Sheng Chen
Title: Authorized Signatory

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

CBC IDC Limited
90 Main Street, P. O. Box 3099, Road Town, Tortola, British Virgin Islands

By:	/s/ Ying Zhang
Name: Ying Zhang
Title:

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

IP Cathay One, L.P.
P.O. Box 933, 2nd Floor, Abbott
Building, Road Town
Tortola, British Virgin Islands

By:	/s/ Richard Chang
Name: Richard Chang
Title: Founding Managing Partner

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Asuka DBJ Partners Co., Ltd.
as general partner of Asuka DBJ Investment LPS
11F Ark Mori Building, Akasaka 1-12-32 Minato-ku, Tokyo, 107-6011, Japan

By:	/s/ Toshihiro Toyoshima
Name: Toshihiro Toyoshima
Title: CEO

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Riselink Venture Capital Corp.
11F-1, No. 89, Sung-Jen Road, 110, Taipei, Taiwan, Republic of China

By:	/s/ Sharon Liao
Name: Sharon Liao
Title: Managing Director

Parawin Venture Capital Corp.
11F-1, No. 89, Sung-Jen Road, 110, Taipei, Taiwan, Republic of China

By:	/s/ Sharon Liao
Name: Sharon Liao
Title: Managing Director

Sinolinks Venture Capital Corp.
11F-1, No. 89, Sung-Jen Road, 110, Taipei, Taiwan, Republic of China

By:	/s/ Sharon Liao
Name: Sharon Liao
Title: Managing Director

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

HUA VII Venture Capital Corporation
17th - 1F, No. 105, Tun-Hwa South Road, Sec. 2, Taipei, Taiwan, Republic of China

By:	/s/ Richard Chen
Name: Richard Chen
Title:

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Vincera Growth Capital I Limited
17th - 1F, No. 105, Tun-Hwa South Road Sec. 2, Taipei, Taiwan, Republic of China

By:	/s/ Richard Chen
Name: Richard Chen
Title:

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

China Resources Development Company Limited
7/F, Jade Center, 98 Wellington Street Central, Hong Kong

By:	/s/ China Resources Development Company Limited
Name:
Title:

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

SO-NET Entertainment Corporation
ThinkPark Tower, 2-1-1 Osaki
Shinagawa-ku, Tokyo, 141-6010, Japan

By:	/s/ Hiroki Totoki
Name: Hiroki Totoki
Title: Executive Vice President

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Jessy Assets Limited
Trident Chambers, PO Box 146, Road Town Tortola, British Virgin Islands

By:	/s/ Yvonne Leung
Name: Yvonne Leung
Title: Manager

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Granite Global Ventures III L.P.
2494 Sand Hill Road, Suite 100, Menlo Park CA94025, United States of America

By:	Granite Global Ventures III L.L.C.,
its General Partner

By:	/s/ Hany Nada
Name: Hany Nada
Title: Managing Director

GGV III Enterprises Fund L.P.
2494 Sand Hill Road, Suite 100, Menlo Park CA94025, United States of America

By:	Granite Global Ventures III L.L.C.,
its General Partner

By:	/s/ Hany Nada
Name: Hany Nada
Title: Managing Director

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Trinity Ventures IX L.P.
3000 Sand Hill Road, Building 4, Suite 160, Menlo Park, CA 94025
United States of America

By:	Trinity TVL IX, L.L.C.,
its General Partner

By:	/s/ Kathleen A. Murphy
Name: Kathleen A. Murphy
Title: Member, Trinity TVL IX, LLC

Trinity IX Side-By-Side Fund, L.P.
3000 Sand Hill Road, Building 4, Suite 160, Menlo Park, CA 94025
United States of America

By:	Trinity TVL IX, L.L.C.,
its General Partner

By:	/s/ Kathleen A. Murphy
Name: Kathleen A. Murphy
Title: Member, Trinity TVL IX, LLC

Trinity IX Entrepreneurs’ Fund, L.P.
3000 Sand Hill Road, Building 4, Suite 160, Menlo Park, CA 94025
United States of America

By:	Trinity TVL IX, L.L.C.,
its General Partner

By:	/s/ Kathleen A. Murphy
Name: Kathleen A. Murphy
Title: Member, Trinity TVL IX, LLC

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Matrix Partners China I, L.P.
c/o Maples Corporate Services Limited
P.O. Box 309 Ugland House,
Grand Cayman, KY1-1104, Cayman Islands

By:	Matrix China Management I, L.P.
its General Partner

By:	Matrix China I GP GP, Ltd.
its General Partner

By:	/s/ Matrix Partners China I, L.P .
Print Name:
Title:

Matrix Partners China I-A, L.P. c/o Maples Corporate Services Limited
P.O. Box 309 Ugland House,
Grand Cayman, KY1-1104, Cayman Islands

By:	Matrix China Management I, L.P.
its General Partner

By:	Matrix China I GP GP, Ltd.
its General Partner

By:	/s/ Matrix Partners China I-A, L.P.
Print Name:
Title:

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Meritech Capital Partners III L.P.
245 Lytton Ave., Suite 350
Palo Alto, CA 94301
United States of America

By:	Meritech Capital Associates III L.L.C.
its General Partner

By:	Meritech Management Associates III L.L.C.
a managing member

By:	/s/ Paul S. Madera
Name: Paul S. Madera
Title: Managing Director

Meritech Capital Affiliates III L.P.
245 Lytton Ave., Suite 350
Palo Alto, CA 94301
United States of America

By:	Meritech Capital Associates III L.L.C.
its General Partner

By:	Meritech Management Associates III L.L.C.
a managing member

By:	/s/ Paul S. Madera
Name: Paul S. Madera
Title: Managing Director

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

WI HARPER INC FUND VI LTD.
10F-2, 76 Tin Hue South Road, Section 2 Taipei, 106 Taiwan

By:	/s/ Peter Liu
Name: Peter Liu
Title: Chairman

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

IP CATHAY II, L.P.
c/o 7F., No. 122, Dunhua N. Rd.
Taipei 10595, Taiwan

By:	/s/ Richard Chang
Name: Richard Chang
Title: Founding Managing Partner

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

SMC SYNAPSE PARTNERS LIMITED
P.O Box 957
Offshore Incorporation Center
Road Town, Tortola, British Virgin Island

By:	/s/ Ueno Yoshihisa
Name: Ueno Yoshihisa
Title: General Partner

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Sunrise Corporate Holding Ltd.
P.O Box 957
Kingston Chambers Po Box 173, Road Town, Tortola, British Virgin Islands

By:	/s/ Sheng Chen
Name: Sheng Chen
Title:

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Amended and Restated Shareholders’ Agreement as of the date first above written.

Cisco Systems, Inc.

By:	/s/ Hans Albers
Name: Hans Albers
Title: Managing Director

[AMENDMENT NO. 1 TO AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT SIGNATURE PAGE]

EXHIBIT A – SCHEDULE OF INVESTORS

Part I

Name of Investor	Registered Office of Investor
Granite Global Ventures III L.P.	2494 Sand Hill Road, Suite 100, Menlo Park, CA 94025, United States of America
GGV III Entrepreneurs Fund L.P.	2494 Sand Hill Road, Suite 100, Menlo Park, CA 94025, United States of America
Trinity Ventures IX, L.P.	3000, Sand Hill Road, Building 4, Suite 160, Menlo Park, CA 94025, United States of America
Trinity IX Side-By-Side Fund, L.P.	3000, Sand Hill Road, Building 4, Suite 160, Menlo Park, CA 94025, United States of America
Trinity IX Entrepreneurs’ Fund, L.P.	3000, Sand Hill Road, Building 4, Suite 160, Menlo Park, CA 94025, United States of America
Matrix Partners China I, L.P.	the office of M&C Corporate Services Limited, P.O. Box 309 Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands
Matrix Partners China I-A, L.P.	the office of M&C Corporate Services Limited, P.O. Box 309 Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands
SMC Synapse Partners Limited	P.O Box 957, Offshore Incorporation Center, Road Town Tortola, British Virgin Island
Meritech Capital Partners III L.P.	245 Lytton Ave., Suite 350, Palo Alto, CA94301, United States of America
Meritech Capital Affiliates III L.P.	245 Lytton Ave., Suite 350, Palo Alto, CA94301, United States of America
IP Cathay II, L.P.	c/o 7F., No. 122, Dunhua N. Rd., Taipei 10595, Taiwan
CBC IDC Limited	90 Main Street, P. O. Box 3099, Road Town, Tortola, British Virgin Islands
Smartpay Company Limited	Omar Hodge Building, Wickhams Cay I, P. O. Box 362, Road Town, Tortola, British Virgin Islands
WI Harper INC Fund VI Ltd.	P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

Part II

Cisco Systems, Inc.	170 West Tasman Drive, San Jose, California, the United States of America

EXHIBIT B – LIST OF PREFERRED SHAREHOLDERS

Part 1

Series A Preferred Shareholder	Equity Securities
CBC IDC Limited	Series A1 Preferred Shares
IP Cathay One, L.P.	Series A1 Preferred Shares
Asuka DBJ Partners Co., Ltd. As general partner of Asuka DBJ Investment LPS	Series A1 Preferred Shares
Riselink Venture Capital Corp.	Series A1 Preferred Shares
Parawin Venture Capital Corp.	Series A1 Preferred Shares
Sinolinks Venture Capital Corp.	Series A1 Preferred Shares
Hua VII Venture Capital Corporation	Series A1 Preferred Shares
Vincera Growth Capital I Limited	Series A1 Preferred Shares
China Resources Development Company Limited	Series A1 Preferred Shares
So-net Entertainment Corporation	Series A1 Preferred Shares
Jessy Assets Limited	Series A2 Preferred Shares
Jessy Assets Limited	Series A3 Preferred Shares

Part 2

Series B Preferred Shareholder	Equity Securities
IP Cathay One, L.P.	Series B1 Preferred Shares
So-net Entertainment Corporation	Series B1 Preferred Shares
Asuka DBJ Partners Co., Ltd. as general partner of Asuka DBJ Investment LPS	Series B1 Preferred Shares
Granite Global Ventures III L.P.	Series B2 Preferred Shares
GGV III Entrepreneurs Fund L.P.	Series B2 Preferred Shares
Trinity Ventures IX, L.P.	Series B2 Preferred Shares
Trinity IX Side-By-Side Fund, L.P.	Series B2 Preferred Shares
Trinity IX Entrepreneurs’ Fund, L.P.	Series B2 Preferred Shares
WI Harper INC Fund VI Ltd.	Series B2 Preferred Shares
Matrix Partners China I, L.P.	Series B2 Preferred Shares
Meritech Capital Partners III L.P.	Series B2 Preferred Shares
Meritech Capital Affiliates III L.P.	Series B2 Preferred Shares
Matrix Partners China I-A, L.P.	Series B2 Preferred Shares

Part 3

Series C Preferred Shareholder	Equity Securities
Granite Global Ventures III L.P.	Series C1 Preferred Shares
GGV III Entrepreneurs Fund L.P.	Series C1 Preferred Shares
Trinity Ventures IX, L.P.	Series C1 Preferred Shares
Trinity IX Side-By-Side Fund, L.P.	Series C1 Preferred Shares
Trinity IX Entrepreneurs’ Fund, L.P.	Series C1 Preferred Shares
Matrix Partners China I, L.P.	Series C1 Preferred Shares
Matrix Partners China I-A, L.P.	Series C1 Preferred Shares
SMC Synapse Partners Limited	Series C1 Preferred Shares
Meritech Capital Partners III L.P.	Series C1 Preferred Shares
Meritech Capital Affiliates III L.P.	Series C1 Preferred Shares
IP Cathay II, L.P.	Series C1 Preferred Shares

CBC IDC Limited	Series C1 Preferred Shares
Smartpay Company Limited	Series C1 Preferred Shares
WI Harper INC Fund VI Ltd.	Series C1 Preferred Shares

Part 4

Series C Preferred Shareholder	Equity Securities
Cisco Systems, Inc.	Series C1 Preferred Shares

EXHIBIT C – SHAREHOLDINGS AS OF THE DATE OF THIS AGREEMENT

Shareholders	Number of Shares	% of Ownership
Ordinary Shares
Purple Communications Limited	1,785,000	6.35%
U-Media Holdings, Inc.	1,706,316	6.07%
Smartpay Company Limited	1,111,316	3.95%
Fast Horse Technology Limited	2,550,000	9.07%
Sunrise	2,482,609	8.83%
Subtotal	9,635,241	34.28%

Series A
SMC Synapse Partners Limited	944,445	3.36%
CBC IDC Limited	377,778	1.34%
IP Cathay One, L.P.	566,667	2.02%
Asuka DBJ Partners Co., Ltd.	340,001	1.21%
Riselink Venture Capital Corp.	188,889	0.67%
Parawin Venture Capital Corp.	94,444	0.34%
Sinolinks Venture Capital Corp.	56,667	0.20%
Hua VII Venture Capital Corporation	113,333	0.40%
Vincera Growth Capital I Limited	75,556	0.27%
China Resources Development Company Limited	245,556	0.87%
So-net Entertainment Corporation	37,777	0.13%
Subtotal	3,041,113	10.82%

Series A2&A3
Jessy Assets Limited Series A2 Shares	594,458	2.11%
Jessy Assets Limited Series A3 Shares	505,263	1.80%
Subtotal	1,099,721	3.91%

Series B
SMC Synapse Partners Limited	505,263	1.80%
IP Cathay One, L.P.	505,263	1.80%
So-net Entertainment Corporation	33,684	0.12%
Asuka DBJ Partners Co., Ltd. As general partner of Asuka DBJ investment LPS	50,527	0.18%
Granite Global Ventures III L.P.	1,590,971	5.66%
GGV III Entrepreneurs Fund L.P.	25,870	0.09%
Trinity Ventures IX, L.P.	784,895	2.79%
Trinity IX Side-By-Side Fund, L.P.	10,186	0.04%
Trinity IX Entrepreneurs’ Fund, L.P.	13,339	0.05%
WI Harper	471,578	1.68%
Matrix Partners	1,468,091	5.22%
MCP III	1,323,249	4.71%
MCA III	24,118	0.09%
Matrix Partners China I-A,L.P.	148,749	0.53%
Subtotal	6,955,783	24.74%

Series C
Granite Global Ventures III LP	1,045,760	3.72%

GGV III Entrepreneurs Fund LP	17,004	0.06%
Other existing investors
Matrix Partners China I, LP	347,396	1.24%
Matrix Partners China I-A, LP	35,199	0.13%
SMC Synapse Partners Limited	350,712	1.25%
Meritech Capital Partners III LP	344,434	1.23%
Meritech Capital Affiliates III LP	6,278	0.02%
IP Cathay	265,691	0.95%
CBC	265,691	0.95%
Trinity Ventures IX, LP	206,814	0.74%
Trinity IX Side by Side Fund, LP	2,551	0.01%
Trinity IX Entrepreneurs Fund, LP	3,188	0.01%
Smartpay	212,553	0.76%
WI Harper	85,022	0.30%
Cisco Systems	531,382	1.89%
Subtotal	3,719,675	13.23%

ESOP	3,658,563	13.02%
Total	28,110,096	100.00%

36